UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 30, 2023

Date of Report (date of earliest event reported)

Steel Connect, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 32nd Floor New York New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 520-2300

Registrant's telephone number, including area code

2000 Midway Ln, Smyrna, TN 37167

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STCN	Nasdaq Capital Market
Rights to Purchase Series D Junior Participating Preferred Stock	--	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Transfer and Exchange Agreement

On April 30, 2023, Steel Connect, Inc. (the “Company”) and Steel Partners Holdings L.P. (“Steel Partners”), Steel Excel, Inc. (“Steel Excel”), and WebFinancial Holding Corporation (“WebFinancial,” and, together with Steel Excel, the “Exchanging Parties”), entered into a Transfer and Exchange Agreement (the “Exchange Agreement”). Pursuant to the Exchange Agreement, on May 1, 2023, the Exchanging Parties exchanged an aggregate of 3,597,744 shares of common stock, par value $0.10 per share, of Aerojet Rocketdyne Holdings, Inc. (the “Aerojet Shares”) held by the Exchanging Parties for 3,500,000 shares of newly created Series E convertible preferred stock of the Company (the “Series E Preferred Stock,” and such exchange and related transactions, the “Transaction”).

Pursuant to the Exchange Agreement, the Company will call a stockholders’ meeting (the “Company Stockholder Meeting”) to consider and vote upon the rights of the Series E Preferred Stock to vote and receive dividends together with the Company Common Stock (as defined below) on an as-converted basis and the issuance of the Company Common Stock upon conversion of the Series E Preferred Stock by the holders at their option, pursuant to the rules and regulations of Nasdaq (the “Nasdaq Proposal”) and any other matters which, following the closing of the Transaction, the Company’s board of directors (the “Board”) deems appropriate to consider and vote upon at the Company Stockholder Meeting. Upon approval by the Company’s stockholders, the Series E Preferred Stock will be convertible into an aggregate of 184,891,318 shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), subject to adjustment as set forth in the Certificate of Designations (as defined below), and will vote together with the Company Common Stock and participate in any dividends paid on the Company Common Stock (except as described below), in each case, on an as-converted basis.

Warren G. Lichtenstein, the Executive Chairman of the Company, is also the Executive Chairman of the board of directors of Steel Partners. Jack L. Howard, a member of the Board, is also the President and a director of Steel Partners.

The description of the Exchange Agreement in this current report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Exchange Agreement, which is included as Exhibit 10.1 hereto and incorporated herein by reference.

Stockholders’ Agreement

Concurrently with the execution of the Exchange Agreement, the Company, Steel Partners, Steel Excel, WebFinancial, WHX CS, LLC, WF Asset Corp., Steel Partners Ltd., Warren G. Lichtenstein and Jack L. Howard (together, the “SP Investors”) entered into a Stockholders’ Agreement dated as of April 30, 2023 (the “Stockholders’ Agreement”).

Pursuant to the Stockholders’ Agreement, the parties agreed to the following relating to the governance of the Company:

(i) the Board shall consist of seven directors;

(ii) the Board shall maintain such committees as may be required by U.S. Securities and Exchange Commission (the “SEC”) rules and regulations and the applicable rules and listing standards of the applicable stock exchange, including an audit committee consisting of at least three independent directors (the “Independent Audit Committee”);

(iii) if the Company ceases to be an SEC reporting company prior to the date that any person or group of related persons owns 100% of equity securities of the Company (the “Final Sunset Date”), the Board shall have an audit committee comprised of at least three directors with at least one member that qualifies as an independent director under SEC and applicable exchange requirements and all remaining directors must not be affiliated with the reporting persons (the “Disinterested Audit Committee”);

(iv) the Company will create a transaction committee comprised of directors and senior management of the Company that will propose, consider and evaluate potential strategic transactions for the Company that increase stockholder value; and

(v) the charter and bylaws of the Company shall not be amended in any manner inconsistent with, or which would nullify or impair the terms of, the Stockholders’ Agreement prior to the date specified in the Stockholders’ Agreement without the prior approval of the Independent Audit Committee or Disinterested Audit Committee, as applicable.

The Stockholders’ Agreement further provides that (A) prior to September 1, 2025, the prior approval of the Independent Audit Committee or the Disinterested Audit Committee, as applicable, is required for the following: (i) a voluntary delisting of the Company Common Stock from the applicable stock exchange or a transaction (including a merger, recapitalization, stock split or otherwise) which results in the delisting of the Company Common Stock, the Company ceasing to be an SEC reporting company, or the Company filing a Form 25 or Form 15 or any similar form with the SEC; (ii) an amendment to the terms of that certain Management Services Agreement (the “Services Agreement”) dated June 14, 2019, by and between the Company and Steel Services Ltd.; and (iii) any related party transaction between the Company and the SP Investors and their subsidiaries and affiliates; (B) prior to September 1, 2028, the prior approval of the Independent Audit Committee or the Disinterested Audit Committee, as applicable, is required for the Board to approve a going private transaction pursuant to which Steel Partners or its subsidiaries or affiliates acquires the outstanding Company Common Stock they do not own(or any alternative transaction that would have the same impact); and (C) until the Final Sunset Date, the prior approval of the Independent Audit Committee or the Disinterested Audit Committee, as applicable, is required (i) for the Board to approve a short-form or squeeze-out merger between the Company and the SP Investors; or (ii) prior to any transfer of equity interests in the Company by the members of the SP Group (as defined in the Stockholders’ Agreement) if such transfers would result in 80% of the voting power and value of the equity interests in the Company that are held by the members of the SP Group being held by one corporate entity.

The Stockholders’ Agreement also provides that 70% of the net proceeds received by the Company upon resolution of the Reith v. Lichtenstein, et al., C.A. No. 2018-0277-MTZ (Del. Ch. 2018) class and derivative action will be distributed to the Company’s stockholders with the SP Investors agreeing to waive their portion of any such distribution to the extent of any Company Common Stock held as of the date of the Stockholders’ Agreement or issuable upon conversion of the Series E Preferred Stock held by the SP Investors and the Series C Convertible Preferred Stock, par value $0.01 per share, of the Company, and the 7.50% Convertible Senior Note due 2024 of the Company held by an affiliate of Steel Partners.

Any amendment of the Stockholders’ Agreement by the Company prior to the Final Sunset Date requires the approval of the Independent Audit Committee or the Disinterested Audit Committee, as applicable.

The description of the Stockholders’ Agreement in this current report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Stockholders’ Agreement, which is included as Exhibit 10.2 hereto and incorporated herein by reference.

Voting Agreement

Concurrently with the execution of the Exchange Agreement, the Company and the SP Investors entered into a Voting Agreement, dated as of April 30, 2023 (the “Voting Agreement”). Pursuant to the terms and conditions set forth in the Voting Agreement, each SP Investor has agreed to (i) vote, or cause to be voted, all securities of the Company beneficially owned by each such SP Investor for the approval of the Nasdaq Proposal and against any transaction or proposal that may delay, impair or nullify the Nasdaq Approval; (ii) not enter into an agreement to vote in a manner inconsistent with the foregoing; and (iii) not transfer such Company Common Stock and Subject Shares (as defined in the Stockholders’ Agreement), without the prior consent of the Company’s audit committee, subject to certain standard exceptions. As the SP Investors currently own more than a majority of the voting power of the Company, approval of the Nasdaq Proposal is assured.

The description of the Voting Agreement in this current report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Voting Agreement, which is included as Exhibit 10.3 hereto and incorporated herein by reference.

Certificate of Designations

The powers, designations, preferences and other rights of the shares of the Series E Preferred Stock are set forth in the Certificate of Designation establishing the Series E Preferred Stock (the “Certificate of Designations”), filed by the Company with the Delaware Secretary of State on May 1, 2023.

The Series E Preferred Stock will have a liquidation preference equal to $58.1087 per share. Holders of shares of Series E Preferred Stock (the “Holders” and each, a “Holder”) are not entitled to receive any dividends or other distributions from the Company. Following the date on which stockholder approval is obtained at the Company Stockholder Meeting, the Holders will be entitled to participate equally and ratably with the holders of shares of the Company Common Stock in all dividends or other distributions on the shares of the Company Common Stock.

The Company does not have any right to redeem the Series E Preferred Stock and the Holders do not have any right to cause the Company to redeem the Series E Preferred Stock.

Prior to obtaining the stockholder approval at the Company Stockholder Meeting, the Series E Preferred Stock will not be convertible into the Company Common Stock or any other security of the Company. Following the date on which stockholder approval is obtained, each Holder may, at their option, convert all or any shares of Series E Preferred Stock held by such Holder into the Company Common Stock based on a conversion price of $1.10 for the Series E Preferred Stock.

Prior to obtaining the stockholder approval, the Series E Preferred Stock will be non-voting and will not have the right to vote on any matters presented to the stockholders of the Company. Following the date on which stockholder approval is obtained, each Holder will be entitled to vote with holders of the Company Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company for their action or consideration. In any such vote, each Holder will be entitled to a number of votes equal to the largest number of whole shares of the Company Common Stock into which all shares of the Series E Preferred Stock held of record by such Holder is convertible as of the record date for such vote.

The description of the Certificate of Designations in this current report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Certificate of Designations, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

The Board, acting on the unanimous recommendation of a strategic planning committee consisting solely of independent and disinterested directors of the Company (the “Strategic Planning Committee”), approved the Transaction. The Strategic Planning Committee exclusively negotiated the terms of the Transaction with Steel Partners, with the assistance of its independent legal counsel and financial advisors, which also issued a fairness opinion with respect to the Transaction.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure regarding the securities to be issued under the Exchange Agreement as set forth under Item 1.01 of this report is incorporated by reference under this Item 3.02.

The securities described above under Item 1.01 have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure regarding the securities to be issued under the Exchange Agreement as set forth under Item 1.01 of this report is incorporated by reference under this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The information set forth in Item 1.01 and Item 3.02 above relating to the issuance of the Series E Preferred Stock and the Certificate of Designations is incorporated herein by reference. The Certificate of Designations establishes the powers, designations, preferences, and other rights of the Series E Preferred Stock and became effective upon filing with the Secretary of State of the State of Delaware on May 1, 2023.

Item 8.01 Other Events.

On May 1, 2023, the Company and Steel Partners issued a joint press release announcing the entry into the Exchange Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Certificate of Designations, Preferences and Rights of the Series E Convertible Preferred Stock of Steel Connect, Inc.
10.1	Transfer and Exchange Agreement, dated as of April 30, 2023, by and among Steel Partners Holdings L.P., Steel Excel, Inc., WebFinancial Holding Corporation and Steel Connect, Inc.
10.2	Stockholders’ Agreement, dated as of April 30, 2023, by and among Steel Connect, Inc., Steel Partners Holdings L.P., and the other stockholders signatory therein.
10.3	Voting Agreement, dated as of April 30, 2023, by and among Steel Connect, Inc., Steel Partners Holding L.P., WebFinancial Holding Corporation, WHX CS, LLC, WF Asset Corp., Steel Partners, Ltd., Warren G. Lichtenstein, and Jack L. Howard.
99.1	Press Release, dated May 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2023	Steel Connect, Inc.

	By:	/s/ Jason Wong
	Name:	Jason Wong
	Title:	Chief Financial Officer